Exhibit 10.14

AMENDMENT NUMBER ONE TO CHANGE IN TERMS AGREEMENT

THIS AMENDMENT NUMBER ONE TO CHANGE IN TERMS AGREEMENT
(this "Amendment"), dated as of November 23, 2021, is entered into among PACIFIC WESTERN BANK, a California state-chartered bank ("Lender"), and HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation ("Borrower"), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender previously entered into that certain Change in Terms Agreement dated as of November 15, 2021 (the "Change in Terms Agreement"); and
WHEREAS, Lender and Borrower have agreed to amend the Change in Terms Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.DEFINITIONS. All terms which are defined in the Change in Te1ms Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2.AMENDMENT TO CHANGE IN TERMS AGREEMENT. The Change in Terms Agreement is hereby amended as follows:

(a)The second sentence under the heading "Payment" is hereby amended and restated in its entirety to read as follows:

"In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 30, 2021, with all subsequent interest payments to be due on the same day of each month after that."

3.LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Change in Terms Agreement shall remain unchanged and in full force and effect.

4.COUNTERPARTS: EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., "pdf' or "tif') format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

HANCOCK PARK CORPORATE INCOME,
INC., a Maryland corporation, as Borrower

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny, CFO

PACIFIC WESTERN BANK

By:	/s/ Todd Savitz
Todd Savitz, Senior Vice President